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                                                             Exhibit 99.906 Cert


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report for Schwab Investments ("issuer") on Form N-CSR for the period ended August 31, 2003 ("periodic report"), I, Randall W. Merk, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The periodic report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the period presented therein.

/s/ Randall W. Merk                             Date: October 30, 2003
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Randall W. Merk
President and Chief Executive Officer

/s/ Tai-Chin Tung                               Date: October 29, 2003
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Tai-Chin Tung
Treasurer and Principal Financial Officer

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.